Exhibit 99.1









                  DEVON OIL AND GAS PROPERTY ACQUISITION OF
                   DECEMBER 22, 2003 BY QUEST CHEROKEE, LLC

                       STATEMENTS OF REVENUE AND OPERATING
                                    EXPENSES

                             FOR THE TWO YEARS ENDED
                                  MAY 31, 2003



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                                TABLE OF CONTENTS

                                                                        Page No.

    REPORT OF INDEPENDENT REGISTERED
      PUBLIC ACCOUNTING FIRM ........................................... 1

    FINANCIAL STATEMENTS

      Statements of Revenue and Operating Expenses...................... 2

      Notes to Financial Statements..................................... 3



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           Report of Independent Registered Public Accounting Firm
           -------------------------------------------------------


To the Board of Directors
Quest Cherokee, LLC

We have audited the accompanying statements of revenue and operating expenses of the Devon Oil and Gas Property Acquisition of December 22, 2003 by Quest Cherokee, LLC for the two years ended May 31, 2003, and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board. Those standards require that we plan and perform the audit to obtain reasonable assurance that the statements of revenue and operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of revenue and operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statements were prepared to present the revenue and operating expenses of certain oil and gas properties acquired by Quest Cherokee, LLC, pursuant to the purchase agreement described in Note 1 to the financial statements and are not intended to be a complete presentation of the properties' revenue and expenses. The statements of revenue and operating expenses contained herein do not include any provision for depletion, depreciation, general and administrative expenses, interest or income taxes.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenue and operating expenses of the Devon Oil and Gas Property Acquisition of December 22, 2003 by Quest Cherokee, LLC for the two years ended May 31, 2003, and 2002, in conformity with accounting principles generally accepted in the United States of America.


/s/ Murrell, Hall, McIntosh & Co., PLLP

Murrell, Hall, McIntosh & Co., PLLP

Oklahoma City, Oklahoma
August 18, 2004

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                    DEVON OIL AND GAS PROPERTY ACQUISITION OF
                    DECEMBER 22, 2003 BY QUEST CHEROKEE, LLC
                  STATEMENTS OF REVENUE AND OPERATING EXPENSES
                    FOR THE YEARS ENDED MAY 31, 2003 AND 2002

                                                          YEAR ENDED MAY 31,
                                                     ---------------------------
                                                         2003            2002
                                                     ------------    -----------
Revenue:
    Oil and gas sales                                $ 19,327,000    $ 5,303,000
    Pipeline revenue                                      762,000        319,000
                                                     ------------    -----------

      Total revenues                                   20,089,000      5,622,000
                                                     ------------    -----------

Operating Expenses:
    Lease operating expenses                            5,196,000      1,185,000
    Pipeline operating expenses                         2,139,000        666,000
                                                     ------------    -----------

      Total operating expenses                          7,335,000      1,851,000

Gross Profit                                         $ 12,754,000    $ 3,771,000
                                                     ============    ===========


     The accompanying notes are an integral part of these financial statements.


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                     DEVON OIL AND GAS PROPERTIES ACQUISITON OF
                      DECEMBER 22, 2003 BY QUEST CHEROKEE, LLC
                          NOTES TO FINANCIAL STATEMENTS

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(1)  ACQUISITION OF ASSETS

     On December 22, 2003, Quest Cherokee, LLC, a limited liability company formed by Quest Resource Corporation and its subsidiaries, acquired certain natural gas assets of Devon Energy Corporation located in the Cherokee Basin area of northeastern Oklahoma and southeastern Kansas for a purchase price of approximately $126 million plus the assumption of existing hedging (obligations) with a market value (obligation) of $(1,879,000) as of the date of acquisition As of December 22, 2003, the acquired assets had approximately 95.9 billion cubic feet ("Bcfe") of estimated proved reserves, 91.7 Bcfe of estimated probable reserves and 72.2 Bcfe of estimated possible reserves. The assets include approximately 372,000 gross (366,000 net) acres of oil and gas leases, 418 gross (325 net) wells and 207 miles of gas gathering pipelines. As of the closing date, the Devon acquisition represented an approximate 90% increase in the number of gross wells that Quest Resource Corporation operated and a 138% increase in Quest Resource Corporation's average daily production volumes.

     The acquisition was financed by a $70 million senior revolving loan and a $35 million term loan arranged and syndicated by Banc One Capital Markets, Inc. and an approximate $51 million investment by Cherokee Energy Partners, LLC, which is wholly-owned by ArcLight Energy Partners Fund I, L.P. ("ArcLight").

     These financial statements were prepared to comply with the requirements of Securities and Exchange Commission Form 8K which requires audited financial information of certain major property acquisitions by publicly held companies.


(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation - The accompanying statements were prepared to present the revenue and operating expenses of the natural gas properties acquired by Quest Cherokee, LLC, pursuant to the purchase agreement described in Note 1 above and is not intended to be a complete presentation of the properties' revenue and expenses. The statements of revenue and operating expenses contained herein do not include any provision for depletion, depreciation, general and administrative expenses, interest or income taxes.

     Revenue Recognition - Oil and gas sales are recognized in the period in which the oil and gas is sold and delivered. The properties were not subject to any gas imbalance arrangements during the periods covered by this audit.


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                     DEVON OIL AND GAS PROPERTIES ACQUISITON OF
                      DECEMBER 22, 2003 BY QUEST CHEROKEE, LLC
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

     Pipeline revenues represent transportation charges attributable to third parties use of the pipeline system.

     Operating Expense Recognition - Operating expenses are recognized at the time the charges are incurred. Certain monthly overhead charges made by Devon to the wells are included in lease operating expenses. Gross production taxes have been included in lease operating expenses.


(3)   OPERATING LEASES

     Included in pipeline operating expenses are rental charges for compressors. These compressors were leased for an initial term of six months and were renewable on a month to month basis thereafter. Compressor rental expense for the years ended May 31, 2003 and 2002 totaled $1,374,000 and $506,000, respectively.




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